Exhibit 10.13.2

EXECUTION COPY

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE (this ‘‘Supplemental Indenture’’) dated as of June 14, 2006, among Orcal Geothermal Inc., a Delaware corporation (the ‘‘Issuer’’), and Union Bank of California, N.A., as trustee (the ‘‘Trustee’’) and as collateral agent (the ‘‘Collateral Agent’’), in each case, under the lndenture referred to below.

W I T N E S S E T H

WHEREAS, the Issuer and the guarantors named therein have heretofore executed and delivered to the Trustee an indenture (the ‘‘Indenture’’) and a First Series Supplemental Indenture (the ‘‘First Series Supplemental Indenture’’), each dated as of December 8, 2005, and together providing for the issuance of $165,000,000 in aggregate principal amount of 6.21% Senior Secured Notes due 2020 (the ‘‘Initial Notes’’);

WHEREAS, the Indenture provides that under certain circumstances the Indenture may be supplemented or amended by the Issuer, the Trustee and the Collateral Agent; and

WHEREAS, pursuant to Article VllI of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree for the equal and ratable benefit of the Holders of the Initial Notes as follows:

1.    CAPITALIZED TERMS.    Capitalized terms used herein without definition shall have the meaning assigned to them in the Indenture.

2.    AMENDMENT.    The parties hereby agree to amend Section 2.04 of the Indenture by deleting Section 2.O4 and replacing it in its entirety with the following new provision:

‘‘Section 2.04 Denominations.    The Senior Secured Notes shall be issuable only in registered form without coupons and in denominations of $1,000 and any integral multiple of $1,000 in excess thereof. Any repayments (either scheduled or pursuant to any redemption) of any Senior Secured Note shall be made only in the denomination or integral multiple thereof set forth above. Notwithstanding the foregoing, any repayments (either scheduled or pursuant to any redemption) and any transfers or exchanges of any Initial Note shall be made in a denomination rounded to the nearest $0.01.’’

3.    REFERENCES TO AND EFFECT ON INDENTURE.    (a) On and after the execution of this Supplemental Indenture, each reference in the Indenture to ‘‘this Indenture,’’ ‘‘hereunder,’’ ‘‘hereof’’ or words of like import referring to the Indenture, shall mean and be a reference to the Indenture, as amended by this Supplemental Indenture.

(b)    The Indenture, as specifically amended by this Supplemental Indenture, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

4.    EFFECTIVENESS.    This Supplemental Indenture shall be effective upon execution hereof by the Issuer, the Trustee and the Collateral Agent.

5.    BENEFITS OF THIS SUPPLEMENTAL INDENTURE.    Nothing in this Supplemental Indenture, express or implied, shall give to any person, other than the parties to the Indenture and their respective successors thereunder and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture.

6.    GOVERNING LAW.    THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

7.    COUNTERPARTS.    The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

8.    EFFECT OF HEADINGS.    The Section headings herein are for convenience only and shall not affect the construction hereof.

9.    THE TRUSTEE.    The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated: June 14, 2006

ORCAL GEOTHERMAL INC.

By:	/s/ Yehudit Bronicki
Name:
Title:
UNION BANK OF CALIFORNIA, N.A., as Trustee

By:	/s/ JAMES MYERS
Name: JAMES MYERS
Title: VICE PRESIDENT
UNION BANK OF CALIFORNIA, N.A., as Collateral Agent

By:	/s/ JAMES MYERS
Name: JAMES MYERS
Title: VICE PRESIDENT

[Signature Page to First Supplemental Indenture]